UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 1, 2013

XUMANII, INC.
 (Exact name of registrant as specified in its charter)

NEVADA	333-169280	90-09582397
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9550 South Eastern Ave. Suite 253-A86
Las Vegas, NV  89123

(Address of principal executive offices)(Zip Code)

305-600-0732
(Registrant's Telephone Number, Including Area Code)

Item 8.01 Other events

See attached press release exhibit 99.1

* Pursuant to Item 601(b)(2) of Regulation S-K, certain of the exhibits and schedules may have been omitted. If so, such exhibits and schedules will be provided to the Securities and Exchange Commission upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Xumanii International Holdings Corp, Inc.

Date: September 30, 2013	By:	/s/ Adam Radly
Adam Radly
Chairman & Chief Executive Officer